MAY 1, 2019

SUMMARY PROSPECTUS

BlackRock Variable Series Funds, Inc.

>	BlackRock Advantage Large Cap Value V.I. Fund (Class I, Class II, Class III)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus/insurance. You can also get this information at no cost by calling (800) 537-4942 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated May 1, 2019, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

The investment objective of the BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fees[1]	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses[2]	1.14%	1.29%	1.39%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.54)%	(0.54)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3]	0.60%	0.75%	0.85%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the BlackRock Variable Series Funds, Inc. (the “Company”) or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which includes extraordinary expenses.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% (for Class I Shares), 0.75% (for Class II Shares), and 0.85% (for Class III Shares) of average daily net assets through April 30, 2020. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares), 0.05% (for Class II Shares), and 0.11% (for Class III Shares) of average daily net assets through April 30, 2020. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$61	$309	$575	$1,338
Class II Shares	$77	$356	$656	$1,509
Class III Shares	$87	$387	$709	$1,622

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000 Value® Index. The Fund primarily intends to invest in equity securities, which include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Value® Index. The Russell 1000 Value® Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 1000 Value® Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund.

■	Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	“New Issues” Risk — “New issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns prior to June 12, 2017 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Value V.I. Fund.” The table compares the Fund’s performance to that of the Russell 1000® Value Index. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. The returns for Class III Shares prior to January 27, 2009, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares. This information may be considered when assessing the performance of Class III Shares, but does not represent the actual performance of Class III Shares. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class I Shares
ANNUAL TOTAL RETURNS
BlackRock Advantage Large Cap Value V.I. Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.29% (quarter ended September 30, 2009) and the lowest return for a quarter was –19.72% (quarter ended September 30, 2011).

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Value V.I. Fund: Class I Shares	(8.20)%	6.14%	9.68%
BlackRock Advantage Large Cap Value V.I. Fund: Class II Shares	(8.37)%	5.93%	9.49%
BlackRock Advantage Large Cap Value V.I. Fund: Class III Shares	(8.46)%	5.77%	9.29%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	(8.27)%	5.95%	11.18%

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2017	Managing Director of BlackRock, Inc.
Travis Cooke, CFA	2017	Managing Director of BlackRock, Inc.
Richard Mathieson	2017	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (the “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under the Contracts issued by the Insurance Companies. Shares of the Fund may be purchased or sold each day the New York Stock Exchange is open.

The Fund does not have any initial or subsequent investment minimums. However, your Contract may require certain investment minimums. See your Contract prospectus for more information.

Tax Information

Distributions made by the Fund to an Account, and exchanges and redemptions of Fund shares made by an Account, ordinarily do not cause the corresponding Contract holder to recognize income or gain for U.S. federal income tax purposes. See the Contract prospectus for information regarding the U.S. federal income tax treatment of the distributions to Accounts and the holders of the Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Visit your Insurance Company’s website, which may have more information.

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INVESTMENT COMPANY ACT FILE #811-03290 © BlackRock Advisors, LLC SPRO-VAR-ALCV-0519